UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	NTIC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2024, the stockholders of Northern Technologies International Corporation (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), approved the Northern Technologies International Corporation 2024 Stock Incentive Plan (the “2024 Plan”) at the 2024 annual meeting of stockholders, which 2024 Plan replaced the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan (the “2019 Plan”). The Board previously approved the 2024 Plan on November 9, 2023, subject to approval by the Company’s stockholders.

The 2024 Plan became effective immediately upon approval by the Company’s stockholders and will expire on January 18, 2034, unless terminated earlier. The 2024 Plan permits the Board, or a committee thereof, to grant to eligible employees, non-employee directors, consultants, advisors and independent contractors of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. The Board, or committee thereof, may select 2024 Plan participants and determine the nature and amount of awards to be granted.

Subject to adjustment as provided in the 2024 Plan, the maximum number of shares of Company common stock available for issuance under the 2024 Plan is (i) 800,000 shares of Company common stock; plus (ii) the number of shares of Company common stock remaining available for issuance under the 2019 Plan but not subject to outstanding awards under the 2019 Plan as of January 19, 2024; plus (iii) the number of additional shares of Company common stock subject to awards outstanding under the 2019 Plan as of January 19, 2024 but only to the extent that such outstanding awards are forfeited, cancelled, expire, or otherwise terminate without the issuance of such shares of Company common stock after January 19, 2024.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2024 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the 2024 Plan can be found in “Proposal Four—Approval of Northern Technologies International Corporation 2024 Stock Incentive Plan” in the definitive proxy statement for the Company’s 2024 annual meeting of stockholders filed with the Securities and Exchange Commission on December 4, 2023 (the “2024 Proxy Statement”), which description is incorporated by reference herein.

Additionally, the Board approved forms of award agreements for use in granting incentive stock options, non-statutory stock options and restricted stock units under the 2024 Plan. These forms are filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 19, 2024, the Company held an Annual Meeting of Stockholders (the “2024 Annual Meeting”). As of the close of business on November 21, 2023, the record date for the 2024 Annual Meeting, there were 9,427,599 shares of common stock outstanding and entitled to vote at the 2024 Annual Meeting. Each share of common stock was entitled to one vote. Stockholders holding an aggregate of 6,466,119 shares of common stock entitled to vote at the 2024 Annual Meeting, representing 68.58% of the outstanding shares of common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2024 Annual Meeting.

At the 2024 Annual Meeting, the Company’s stockholders considered four proposals, each of which is set forth below and described in more detail in the Company’s definitive proxy statement for the 2024 Proxy Statement.

The final results of the stockholder vote at the 2024 Annual Meeting on each proposal brought before the Company’s stockholders were as follows:

Proposal One -	The eight director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Nancy E. Calderon	5,249,023	202,968	1,014,128
Sarah E. Kemp	5,365,008	86,983	1,014,128
Sunggyu Lee, Ph.D.	5,395,736	56,255	1,014,128
G. Patrick Lynch	5,437,953	14,038	1,014,128
Ramani Narayan, Ph.D.	5,438,383	13,608	1,014,128
Richard J. Nigon	5,290,366	161,625	1,014,128
Cristina Pinho	5,408,956	43,035	1,014,128
Konstantin von Falkenhausen	5,320,318	131,673	1,014,128

Proposal Two -	The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved, on an advisory basis, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,682,193	762,799	6,999	1,014,128

Proposal Three -	The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024 was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,432,916	25,632	7,571	0

Proposal Four -	The Northern Technologies International Corporation 2024 Stock Incentive Plan was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,476,455	737,650	237,886	1,014,128

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Northern Technologies International Corporation 2024 Stock Incentive Plan (filed herewith)
10.2	Form of Incentive Stock Option Agreement for use with the Northern Technologies International Corporation 2024 Stock Incentive Plan (filed herewith)
10.3	Form of Non-Statutory Stock Option Agreement for use with the Northern Technologies International Corporation 2024 Stock Incentive Plan (filed herewith)
10.4	Form of Restricted Stock Unit Award Agreement for use with the Northern Technologies International Corporation 2024 Stock Incentive Plan (filed herewith)
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:	/s/ Matthew C. Wolsfeld
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Date: January 19, 2024